UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

————

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  April 29, 2011

TALECRIS BIOTHERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34473	20-2533768
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4101 Research Commons
79 T.W. Alexander Drive

 Research Triangle Park, North Carolina  27709

(Address of principal executive offices)

                                   (919) 316-6300

(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐         Written communications pursuant to Rule 425 under the Securities Act  (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 29, 2011, Talecris Biotherapeutics Holdings Corp. (“Talecris”) and Grifols, S.A. (“Grifols”) signed a consent agreement with the staff of the Bureau of Competition of the U.S. Federal Trade Commission (the “FTC”) that outlines the conditions necessary for Grifols’ acquisition of Talecris to proceed.

To satisfy these necessary conditions, Grifols has signed documents agreeing to the sale of select assets and has entered into certain commercial, lease and manufacturing agreements with the Italian corporation, Kedrion SpA.

The consent agreement remains subject to approval by the FTC Commissioners before the transaction can be completed.

On May 2, 2011, Talecris issued a press release announcing the consent agreement.  The press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

Item 9.01                    Financial Statements and Exhibits

            (d) The following exhibits are filed with this Form 8-K:

Exhibit No.	Description
99.1	Press Release, dated May 2, 2011

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Talecris Biotherapeutics Holdings Corp. (Registrant)
Date: May 2, 2011	/s/ John F. Gaither, Jr. Name: John F. Gaither, Jr. Title: Executive Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
99.1	Press Release, dated May 2, 2011